Exhibit 99.1

Investor Presentation – September 2013

Statements in this presentation that set forth expectations or predictions are based on facts and situations that are known to us as of the date of this filing. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 9-15 of our 2012 Form 10-K and other subsequent filings with the SEC. Statements in this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements. Investors may obtain a free copy of all filings containing information about Matson from the SEC at the SEC’s website at http://www.sec.gov after such documents have been filed with the SEC. In addition, copies of filings containing information about us can be obtained without charge by sending a request to Matson, Inc., 1411 Sand Island Parkway, Honolulu, Hawaii 96819, Attention: Investor Relations; by calling (510) 628-4021; or by accessing them on the web at http://www.matson.com.

Key Investment Highlights Great brand equity Leading market share in core Hawaii and Guam shipping lanes Significant advantages in premium China service Superior asset quality and flexibility Experienced management team Strong balance sheet and cash flow generation Attractive cash dividend

The Matson Brand Premier Ocean Transportation and Logistics Provider 130 years of Leadership in the Pacific Service and Reliability Beyond the Norm Financial Stability Delivering Value to Our Customers

Matson Ocean Transportation Hawaii: 3 Inter-island Barges LTM = Last twelve months as of June 30, 2013 HON = Honolulu; LB = Long Beach; OAK = Oakland; SEA = Seattle Source: Matson 10-K and 10-Q filings 2 Ships HON / OAK / LB 2 Ships HON / SEA / OAK 5 Ships LB / HON / Guam / China

Hawaii: Poised for Growth Indicator (% Change YOY, except Unemployment rate) 2011 2012 2013F 2014F 2015F 2016F Real Gross Domestic Product 1 2.1 1.6 2.6 2.4 2.4 2.3 Visitor Arrivals 1 4.0 9.6 4.3 3.0 2.1 2.0 Construction Jobs 2 (0.3) 2.4 9.0 11.0 10.0 7.4 Residential Building Permits 2 (13.5) 18.6 43.9 33.2 17.3 4.0 Non-Residential Building Permits 2 (4.5) 50.3 12.3 27.3 5.0 0.1 Sources: 1. DBEDT: Hawaii Department of Business, Economic Development & Tourism; Quarterly Statistical & Economic Report, 3rd Quarter 2013, August 19, 2013 http://hawaii.gov/dbedt 2. UHERO: University of Hawaii Economic Research Organization; Annual Hawaii Forecast, August 9, 2013 http://www.uhero.hawaii.edu Positive economic trends New buildings are key to renewed construction-related container shipment growth 2013 expected to end with ~44% gain in residential building permits Tourism a key driver for Hawaiian economy 2012 set record for visitor arrivals and expenditures

35% ownership stake in 6 west coast terminals Strategic Benefits Guaranteed berth/cranes Quick turn of vessels Maintain sailing schedules Fast cargo availability Quick truck turns Quick yard turns Flexibility to receive freight close to departure Increased customer satisfaction Dedicated Terminals Via SSAT Joint Venture

Matson Logistics A National Network of Integrated Services Seattle Portland Houston Reno St Paul Chicago Birmingham Dallas Philadelphia Atlanta Savannah Jacksonville Akron Indianapolis Long Beach Phoenix Boston Columbus SF/ Oakland Source: Matson management Warehousing & Distribution China Supply Chain Services Domestic & International Intermodal Highway TL and LTL Customer Service Center Logistics Sales International Intermodal Sales Warehousing and Distribution Matson Port Facility Top 10 third-party logistics broker Leverages Matson brand Long-term relationships with customers and vendors Scalable model with high ROIC

Matson Logistics Priorities Achieve organic growth Highway and intermodal brokerage Distribution and warehouse services Increase coordinated cross-selling with Ocean Transportation Further develop the 53-foot intermodal domestic container pilot program Goal to return operating margins to historical 2 to 4 percent range

Seasoned Management Team Name Title Matson Years in Transportation Matthew J. Cox President & CEO 2001 24 Joel M. Wine SVP & CFO 2011 2 Ronald J. Forest SVP, Operations 1995 35 David L. Hoppes SVP, Ocean Services 1989 32 Kevin C. O’Rourke SVP, General Counsel 1992 35 Vic S. Angoco SVP, Pacific 1996 23 Rusty K. Rolfe President, Matson Logistics 2001 31 More than 175 Years of Combined Transportation Experience

EBITDA1, 2 (in $ Millions) Matson Financial Data 1 EDITDA and capital expenditure information extracted from previously filed Form 10-Ks which include other income and exclude intercompany income. 2Operating Income is from continuing operations. 2011 expenses included CLX2 costs of $7.1 million primarily related to container repositioning that did not qualify for discontinued operations treatment. Matson estimates additional administrative expenses of approximately $8 to $10 million annually, not included in the financial statements prior to the Company’s June 29, 2012 Separation transaction, will be incurred in future periods related directly to costs associated with operating as a publicly traded company. Capital Expenditures1 (in $ Millions) 2002-2012 Average excluding new Vessels = $40 million

Condensed Balance Sheet Assets (in $ millions) 6/30/13 12/31/12 Cash $ 39.1 $ 19.9 Other current assets 214.6 214.2 Total current assets 253.7 234.1 Investment in terminal joint venture 59.0 59.6 Property, net 744.0 762.5 Other assets 111.8 118.1 Total $1,168.5 $1,174.3 Liabilities & Shareholders’ Equity (in $ millions) 6/30/13 12/31/12 Current portion of long-term debt $ 12.4 $ 16.4 Other current liabilities 193.7 177.0 Total current liabilities 206.1 193.4 Long term debt 280.0 302.7 Deferred income taxes 242.4 251.9 Employee benefit plans 109.4 108.0 Other liabilities 38.2 38.4 Total long term liabilities 670.0 701.0 Shareholders’ equity 292.4 279.9 Total $ 1,168.5 $1,174.3 Debt Total debt of $292.4 million Current portion is $12.4 million Net Debt/ LTM EBITDA ratio of 1.39x Reduced total debt by $80.4 million in the four quarters since Separation See the Appendix for a reconciliation of GAAP to non-GAAP for Financial Metrics

Cash Generation and Uses of Cash Generated $79.5 million in cash flow from operations YTD Maintenance capex of $9.8 million YTD Paid $13.0 million in dividends Reduction of debt by $26.7 million ($8.7 million in 2Q) Increased cash position by $19.2 million * Does not include $1.2 million in Other Uses of Cash

14 Appendix Historical Data and Reconciliations

More detailed information is available in previously filed Form 10-Ks and 10-Qs Ocean Transportation Operating Income Operating Income Operating Margin 10-year Average Annual Operating Income: $101.4 million $ millions Adjusted Operating Income Operating Margin $93.2 $105.6 $126.5 $105.6 $57.8 $73.7 $96.6 $118.3 $128.0 $108.3 $0 $20 $40 $60 $80 $100 $120 $140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0%

Pre-Tax Income (Loss) SSAT Investment More detailed information is available in previously filed Form 10-Ks and 10-Qs 10-year Average Annual Pre-tax Income: $8.5 million $ millions $4.7 $17.1 $13.3 $10.7 $5.2 $6.2 $12.8 $8.6 $3.2 $3.4 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Thousands

Logistics Operating Income More detailed information is available in previously filed Form 10-Ks and 10-Qs Operating Income Operating Margin 10-year Average Annual Operating Income: $10.8 million $ millions Operating Income Operating Margin $4.3 $8.9 $20.8 $21.8 $18.5 $6.7 $7.1 $14.4 $4.9 $0.1 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0%

Selected Segment Data More detailed information is available in previously filed Form 10-Ks and 10-Qs 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Capital Expenditures Ocean Transportation $133.2 $128.6 $173.9 $217.1 $65.8 $35.5 $12.7 $69.4 $44.2 $37.0 Vessel Purchases $100.1 $ 98.2 $148.8 $154.6 $ 1.9 $ 1.3 $ 0.2 0 0 0 Logistics Services $ 0.2 $ 0.1 $ 1.3 $ 1.7 $ 2.0 $ 2.4 $ 0.6 $ 1.8 $ 3.0 $1.1 Total CAPEX $133.4 $128.7 $175.2 $218.8 $67.8 $37.9 $13.3 $71.2 $47.2 $38.1 Depreciation & Amortization Ocean Transportation $ 51.0 $ 56.8 $ 59.5 $ 58.1 $63.2 $66.1 $67.1 $69.0 $70.6 $68.7 Logistics Services $ 0.9 $ 1.2 $ 1.4 $ 1.5 $ 1.5 $ 2.3 $ 3.5 $ 3.2 $ 3.2 $3.4 Total D&A $51.9 $58.0 $60.9 $59.6 $64.7 $68.4 $70.6 $72.2 $73.8 $72.1

Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to EBITDA and Return on Invested Capital (“ROIC”). The Company defines EBITDA as the sum of net income, less income or loss from discontinued operations, plus income tax expense, interest expense and depreciation and amortization. EBITDA should not be considered as an alternative to net income (as determined in accordance with GAAP), as an indicator of our operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) as a measure of liquidity. Our calculation of EBITDA may not be comparable to EBITDA as calculated by other companies, nor is this calculation identical to the EBITDA used by our lenders to determine financial covenant compliance. For purposes of external reporting, the Company defines ROIC as Net Income less Income or Loss from Discontinued Operations plus tax effected Interest Expense divided by Total Debt plus Shareholder Equity. Our calculation of ROIC may not be comparable to ROIC as calculated by other companies. Use of Non-GAAP Measures

Dollars in Millions, unless otherwise noted 2012 Net Income 45.9 Subtract: Loss from discontinued operations (6.1) Add: Interest expense (tax effected)1 7.2 Total Return 59.2 Total Debt 319.1 Shareholder Equity 279.9 Total Invested Capital2 599.0 ROIC (Total Return/Total Invested Capital) 9.9% The effective tax rate for 2012 was 38.82% Total Debt and Shareholder Equity as of December 31, 2012 GAAP to Non-GAAP Reconciliation (ROIC)

GAAP to Non-GAAP Reconciliation (Net Debt & EBITDA) (in $ millions) Second Quarter Last Twelve Months (LTM) Year Ended December 31, 2012 2013 Change As of June 30, 2013 2012 2011 Net Income 7.8 20.1 12.3 63.9 45.9 34.2 Subtract: Loss from discontinued operations (7.5) - 7.5 - (6.1) (11.6) Add: Income tax expense 15.3 12.8 (2.5) 34.3 33.0 25.1 Add: Interest expense 1.9 3.6 1.7 15.1 11.7 7.7 Add: Depreciation & amortization 18.8 17.3 (1.5) 69.4 72.1 71.6 EBITDA 51.3 53.8 2.5 182.7 168.8 150.2 As of June 30, 2013 (in $ millions) Total Debt $292.4 Subtract: Cash (39.1) Net Debt $253.3

GAAP to Non-GAAP Reconciliation (EBITDA) Dollars in Millions 2002 2003 2004 2005 2006 2007 2008 2009 2010 Segment Operating Income Excluding Discontinued Ops 45.5 97.5 119.0 142.6 126.8 148.0 124.1 64.5 125.4 Segment Depreciation and Amortization 51.2 51.9 58.0 60.9 59.6 65.2 68.5 70.6 70.8 EBITDA 96.7 149.4 177.0 203.5 186.4 213.2 192.6 135.1 196.2 More detailed information is available in previously filed Form 10-Ks and 10-Qs